                                                                   Exhibit 10.10

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 5 OF THE WARRANT CERTIFICATE UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.


                                             Warrants to Purchase 200,000 Shares
                                                                 of Common Stock


                                 UROGEN CORP.

                              Warrant Certificate

     This Warrant Certificate certifies that Robert E. Sobol, M.D., or his permitted registered assigns ("Holder"), is the registered holder of Two Hundred Thousand (200,000) Warrants (the "Warrants") to purchase Common Stock, par value $0.01 per share (the "Common Stock"), of UroGen Corp., a Delaware corporation (the "Company"). Each Warrant entitles the Holder upon exercise on or before 5:00 p.m. Pacific time on July 31,2001 (such date and time, the "Expiration Time"), to receive from the Company one fully paid and nonassessable share of Common Stock (each such share, a "Warrant Share") at the exercise price of Five Cents ($0.05) per share, as adjusted in accordance with Section 3 hereof (the "Exercise Price").

     1.   Term. The Warrants may be exercised by the Holder hereof, in whole or
          ----
in part, at any time and from time to time until the Expiration Time. No Warrant may be exercised after the Expiration Time; provided, however, that if the
                                            --------  -------
Expiration Time falls on a Saturday, Sunday or legal holiday, the Expiration Time shall automatically be extended to 5:00 p.m. Pacific time the next business day.

     2.   Method of Exercise; Payment; Issuance of New Warrant Certificate. The
          ----------------------------------------------------------------
Warrants may be exercised by the Holder hereof in whole or in part and from time to time, at the election of the Holder, by (i) the surrender of this Warrant Certificate (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the
          ---------
Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company, of an amount equal to the Exercise Price multiplied by the number of Warrants then being exercised or (ii) exercise of the conversion right provided for in Section 7 hereof. The person or persons in whose name(s) any certificate(s) representing the Warrant Shares shall be issuable upon exercise of Warrants shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the

Warrants are exercised. In the event of any exercise of Warrants, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as possible and in any event within thirty (30) days after such exercise and, in the event that upon any exercise of Warrants the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder or its permitted assignee a new Warrant Certificate evidencing the balance of the Warrants not so exercised, as soon as possible and in any event within such thirty-day period.

     3.   Adjustment of Warrant Price and Number of Shares. The number and kind
          ------------------------------------------------
of securities purchasable upon exercise of the Warrants and the Exercise Price thereof shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)    Reclassification. In case of any reclassification or change of
                 ----------------
the Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the Holder of this Warrant Certificate a new Warrant Certificate (in form and substance reasonably satisfactory to the Holder), so that the Holder of this Warrant Certificate shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of the Warrants represented hereby, and in lieu of the Warrant Shares theretofore issuable upon exercise of the Warrants represented hereby, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of Warrant Shares then purchasable hereunder. Such new Warrant Certificate shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph
(a) shall similarly apply to successive reclassifications or changes.

          (b)    Subdivision or Combination of Shares. If the Company at any
                 ------------------------------------
time while Warrants remain outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c)    Stock Dividends. If the Company at any time while Warrants
                 ---------------
remain outstanding and unexpired shall pay a dividend with respect to its Common Stock payable in shares of Common Stock (except any distribution specifically provided for in subparagraphs (a) and (b) above), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend.

          (d)    Adjustment of Number of Warrant Shares. Upon each adjustment in
                 --------------------------------------
the Exercise Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

          (e)    Merger or Consolidation. In case of any consolidation or merger
                 -----------------------
of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Common Stock issuable upon exercise of the Warrants), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall issue new Warrants and shall execute a new Warrant Certificate providing that the holder of this Warrant Certificate shall have the right to exercise such new Warrants, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of the Warrants evidenced hereby, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant Certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (e) shall similarly apply to successive consolidations, mergers, and sales of all or substantially all of the Company's assets.

          (f)    Notice of Adjustments. Whenever the Exercise Price or the
                 ---------------------
number of Warrant Shares purchasable hereunder shall be adjusted pursuant to this Section 3, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 12 hereof, by first class mail, postage prepaid) to the Holder of this Warrant Certificate at such holder's last known address.

     4.   Fractional Shares; Fair Market Value of Common Stock. No fractional
          ----------------------------------------------------
Warrant Shares will be issued in connection with any exercise or exchange hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the Fair Market Value of the Common Stock on the date of such exercise or exchange. For purposes of this Warrant Certificate, "Fair Market Value" of one share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (a) If traded on a securities exchange, the Fair Market Value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date;

          (b) If traded on The Nasdaq Stock Market, the Fair Market Value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date;

          (c) If the Common Stock is not then traded on the Nasdaq Stock Market, the Fair Market Value of the Common Stock shall be deemed to be the average of the high bid and low asked quotations in the over-the-counter market over the 30-day period ending five business days prior to the Determination Date as reported by the National Association of Securities Dealers Automated Quotation System, or, it not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization;

          (d) If Fair Market Value is not determinable as aforesaid, then the Fair Market Value of the Common Stock shall be determined in good faith by the Board of Directors of the Company.

     5.   Compliance with Securities Act; Disposition of Warrants or Warrant
          ------------------------------------------------------------------
          Shares.
          ------

          (a)    Compliance with Securities Act. The Holder of Warrants
                 ------------------------------
represented hereby, by acceptance hereof, agrees that the Warrants, and the Warrant Shares to be issued upon exercise thereof, are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of the Warrants or any Warrant Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. Upon exercise of Warrants, unless the Warrant Shares purchased thereby are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the Holder hereof shall confirm in writing that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. The Warrants and all Warrant Shares issued upon exercise of the Warrants (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 5 OF THE WARRANT CERTIFICATE UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

Such legend shall be removed by the Company, upon the request of a Holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of the Warrants, the Holder specifically represents to the Company by acceptance of this Warrant Certificate as follows:

          (1) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Warrants. The Holder is acquiring the Warrants for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

          (2) The Holder understands that the Warrants and the Warrant Shares issuable upon the exercise thereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

          (3) The Holder further understands that the Warrants and the Warrant Shares must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, unless exemptions from registration and qualification are otherwise available. The Holder is aware of the provisions of Rule 144, promulgated under the Act.

     (b)  Restrictions on Transfer of Warrant Shares. The Holder
          ------------------------------------------
acknowledges that no market for the Common Stock presently exists and no assurance can be given that any active trading market will develop or be sustained. The Holder also acknowledges that the Warrant Shares issued pursuant to the exercise of Warrants hereunder may not be transferred, sold or otherwise disposed of prior to December 31, 1997, unless such transfer restriction is earlier terminated by the Company as to all outstanding shares of Common Stock, except for the following transfers (each, a "Permitted Transfer"): (i) transfers by gift, will, bequest or the applicable laws of descent and distribution; (ii) non-sale distributions by partnerships, corporations or trusts to their partners, shareholders or beneficiaries; (iii) transfers to the Company; and
(iv) transfers pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or the regulations promulgated thereunder. In the case of a Permitted Transfer, the Warrant Shares in the hands of the transferees will continue to be subject to the same restriction on transfer. Any certificates representing Warrant Shares shall be stamped or imprinted with a legend referring to the foregoing restriction on transfer. Said legend will be removed by the Company, upon request of a Holder, at such time as the restrictions on transfer shall have terminated.

     (c)  Disposition of Warrants or Warrant Shares. With respect to any
          -----------------------------------------
offer, sale or other disposition of Warrants represented hereby or Warrant Shares acquired pursuant to the exercise of Warrants prior to registration of such Warrants or Warrant Shares, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner of such offer, sale or other disposition, together with a written opinion of such Holder's counsel, or other evidence reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of such Warrants or Warrant Shares and indicating whether or not under the Act certificates for the Warrants or Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such Holder that such Holder may sell or otherwise dispose of such Warrants or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company, provided in the case of a disposition of Warrants that the transferee of such Warrants agrees to be bound by the provisions hereof. If determination has been made pursuant to this subparagraph (c) that the opinion of counsel for the Holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, the Warrants or Warrant Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing the Warrants or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     6.   Rights as Stockholders; Information. No Holder of Warrants, as such,
          -----------------------------------
shall be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares issuable upon exercise thereof, nor shall anything contained herein be construed to confer upon the Holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until Warrants shall have been exercised and the Warrant Shares purchasable upon the exercise thereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holder such information, documents and reports as are generally distributed to the holders of Common Stock of the Company concurrently with the distribution thereof to the stockholders.

     7.   Right to Convert Warrants into Warrant Stock: Net Exercise.
          ----------------------------------------------------------

          (a)  Right to Convert. In addition to, and without limiting the rights
               ----------------
of the Holder under the terms of this Warrant Certificate, the Holder shall have the right (the "Conversion Right"), without payment of any cash or other consideration, to convert the Warrants or any portion thereof into Warrant Shares as provided in this Section 7 at any time or from time to time. In order to exercise the Conversion Right, the Holder shall tender to the Company at its principal office the Warrant Certificate evidencing the Warrants being converted, along with written notice in the form attached hereto as Exhibit A
                                                                    ---------
(the "Net Exercise Notice") of the Holder's election to convert some or all of such Warrants pursuant to this Section 7, and the Company shall issue to the Holder the number of Warrant Shares computed using the following formula:

                                      Y(A-B)
                                 X =  ------
                                         A

     Where: X = the number of Warrant Shares issuable to the Holder upon exercise of the Conversion Right;

            Y = the total number of Warrants the Holder has elected to convert as indicated in the Net Exercise Notice;

            A = the Fair Market Value of the Common Stock (as defined in Section
                 4 hereof) on the date of exercise of the Conversion Right; and

            B = the Exercise Price, as adjusted in accordance with Section 3 hereof.

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount of cash equal to the value of any fractional share as calculated in accordance with Section 4. Warrant Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrants so converted.

          (b)  Method of Exercise. The conversion of Warrants tendered pursuant
               ------------------
to subparagraph (a) shall be effective upon receipt by the Company of this Warrant Certificate together with the Net Exercise Notice, or on such later date as is specified therein (the "Conversion Date"). Certificates for the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant Certificate evidencing the balance of the Warrants not so converted, shall be issued as of the Conversion Date and shall be delivered to the Holder within thirty (30) days following the Conversion Date.

     8.   Piggyback Registration. The Company agrees to grant the Holder
          ----------------------
piggyback registration rights as follows:

          (a)  Notice of Registration. If at any time or from time to time the
               ----------------------
Company shall determine to register any of its equity securities under the Act, either for its own account or for the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Rule 145 transaction, the Company will:

               (1)     promptly give to the Holder written notice thereof; and

               (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by the Holder.

          (b)    Underwriting. If the registration of which the Company gives
                 ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 8(a)(1). In such event the right of the Holder to registration pursuant to this Section 8 shall be conditioned upon the Holder's participation in such underwriting, and the inclusion of Warrant Shares in the underwriting shall be limited to the extent provided herein.

          The Holder shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 8, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Warrant Shares to be included in such registration to zero.

          If the Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          (c)    Right to Terminate Registration. The Company shall have the
                 -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 8 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          (d)    Expenses of Registration. All Registration Expenses incurred in
                 ------------------------
connection with any registration pursuant to this Section 10 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holder and all other registration expenses shall be borne by the Holder of such securities pro rata on the basis of the number of shares so registered.

                 (1) For purposes of this subparagraph (d), "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with this Section 10, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all selling shareholders.

                 (2) For purposes of this subparagraph (d), "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and, except as set forth in the definition of "Registration Expenses," all fees and disbursements of counsel for the Holder.

          (e)  Registration Procedures. In the case of each registration,
               -----------------------
 qualification or compliance effected by the Company pursuant to this Section 8, the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               (1) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least sixty (60) days or until the distribution described in the registration statement has been completed, whichever first occurs; and

               (2) Furnish to the Holder and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder and underwriters may reasonably request in order to facilitate the public offering of such securities.

          (f)  Indemnification. The Company will indemnify the Holder of Warrant
               ---------------
Shares included in a registration pursuant to this Section 8, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration has been effected pursuant to this Section 8, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, final prospectus or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act, the Securities Exchange Act of 1934 or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse the Holder, each of its officers, directors and partners, and each person controlling such Holder for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holder or a controlling person and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Securities and Exchange Commission (the "Commission") at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or the Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

          (1) The Holder will, if Warrant Shares held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Act, and each other such holder, each of its officers, directors and partners and each person controlling such other holder within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or Final Prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other holder, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or Final Prospectus in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of the Holder under this Section 8(f)(1) shall be limited in an amount equal to the net proceeds of the Warrant Shares sold by the Holder, unless such liability arises out of or is based on willful misconduct by the Holder.

          (2) Each party entitled to indemnification under this Section 8(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8(f) unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them, but shall instead in such event pay the fees and costs of separate counsel for the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (g)    Information by Holder. The Holder of Warrant Shares included in
                 ---------------------
any registration shall furnish to the Company such information regarding such Holder, the Warrant Shares held by them and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 10.

          (h)    Termination of Registration Rights. The rights granted pursuant
                 ----------------------------------
to this Section 8 shall terminate as to the Holder at such time as the Holder
(i) can sell all of its Warrant Shares pursuant to Rule 144(k) promulgated under the Act or (ii) can sell all of its Warrant Shares pursuant to Rule 144 promulgated under the Act in any ninety (90) day period.

     9.   Representations and Warranties. The Company represents and warrants to
          ------------------------------
the Holder of the Warrants evidenced hereby as follows:

          (a) The Warrants represented hereby have been duly authorized and executed by the Company and constitute a valid and binding obligation of the Company enforceable in accordance with the terms of this Warrant Certificate, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable and free of any liens, pledges, security interests, encumbrances, claims and the like, and are not subject to preemptive rights or rights of first refusal created by statute, the Certificate of Incorporation or Bylaws of the Company or any agreement to which the Company is a party or by which it is bound;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Warrant Shares and the holders thereof are as set forth in the Certificate of Incorporation of the Company;

     10.  Covenants of the Company.
          ------------------------

          (a) The Company covenants that, during the period within which the Warrants may be exercised, it will at all times have authorized, and reserved for the purpose of the issue upon exercise of the Warrants, a sufficient number of shares of its Common Stock to provide for the issuance of Warrant Shares upon the exercise in full of all outstanding Warrants.

          (b) The Company will not, by amendment of its Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrants against impairment.

     11.  Modification and Waiver. The terms of the Warrants and any provision
          -----------------------
hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12.  Notices. Any notice, request, communication or other document required
          -------
or permitted to be given or delivered to the Holder hereof or the Company shall be delivered, or shall be sent by nationally recognized overnight courier, or by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant Certificate.

     13.  Lost Warrant or Stock Certificates. The Company covenants to the
          ----------------------------------
Holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate or any stock certificates representing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant Certificate or stock certificates, the Company will make and deliver a new Warrant Certificate or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate or stock certificate.

     14.  Governing Law. This Warrant Certificate shall be construed and
          -------------
enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     15.  Severability. The invalidity or unenforceability of any provision of
          ------------
this Warrant Certificate in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant Certificate, which shall remain in full force and effect.

                     [This Space Intentionally Left Blank]

     16.  Entire Agreement: Modification. This Warrant Certificate constitutes
          ------------------------------
the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to the subject matter hereof.

                                          UROGEN CORP.
                                          a Delaware corporation



                                          By: Paul D Quadros
                                              ------------------------
                                              Paul D. Quadros
                                              Chief Executive Officer

                                          Address: 3099 Science Park Road
                                                   Suite A
                                                   San Diego, CA 92121

                                   EXHIBIT A

                              NOTICE OF EXERCISE
                              ------------------

To:  UROGEN CORP. (the "Company")

     1.   The undersigned hereby:

          [_] elects to purchase _______________shares of Common Stock of the Company pursuant to the terms of the attached Warrant Certificate, and tenders herewith payment of the purchase price of such shares in full; or

          [_] elects to exercise its conversion rights pursuant to Section 7 of the attached Warrant Certificate with respect to ________________Warrants.

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name or names as are specified below:


                         ____________________________
                                    (NAME)

                         ____________________________
                                   (ADDRESS)

                         ____________________________
                                   (ADDRESS)

     3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.



______________                              ___________________________________
    (DATE)                                              (SIGNATURE)